RBC FUNDS TRUST

(the “Trust”)

Access Capital Community Investment Fund

RBC BlueBay Core Plus Bond Fund

RBC BlueBay Emerging Market Debt Fund

RBC BlueBay High Yield Bond Fund

RBC BlueBay Strategic Income Fund

RBC China Equity Fund

RBC Emerging Markets Equity Fund

RBC Emerging Markets Value Equity Fund

RBC Enterprise Fund

RBC Global Equity Leaders Fund

RBC Global Opportunities Fund

RBC Impact Bond Fund

RBC International Opportunities Fund

RBC Microcap Value Fund

RBC Short Duration Fixed Income Fund

RBC Ultra-Short Fixed Income Fund

RBC Small Cap Core Fund

RBC Small Cap Growth Fund

RBC Small Cap Value Fund

RBC SMID Cap Growth Fund

U.S. Government Money Market Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated October 17, 2022 to the statements of additional information (the “SAIs”) dated January 28, 2022 and July 28, 2022, as may be supplemented from time to time

This Supplement provides additional information beyond that contained in the SAIs and should be read in conjunction with the SAIs.

Effective October 14, 2022, Kathleen Gorman resigned as President, Chief Executive Officer and Trustee of the Trust and the Board of Trustees appointed David Eikenberg as the President, Chief Executive Officer and Trustee of the Trust. In addition, the Board appointed two new Assistant Secretaries.

Effective October 14, 2022, the following changes are made to the Funds’ SAIs:

All references to and information regarding Kathleen Gorman are deleted from the SAIs.

In the sections entitled, “Management—Trustee Attributes” of the SAIs, the second paragraph is hereby deleted in its entirety and replaced with the following:

In addition to the general Trustee Attributes described above, Mr. Seward has extensive board, executive and institutional investor experience from roles with public and private companies and is a Chartered Financial Analyst (CFA) charter holder; Ms. Bode has business experience as a healthcare industry consultant, real estate developer and as a political consultant; Mr. Garner has executive and public sector experience gained in connection with his role as president and CEO of a metropolitan community foundation and as a college president; Mr. James, as the former president of a non-profit organization focused on corporate governance and ethical business cultures, is a national expert and college professor focused on business ethics and has experience as a senior corporate executive as well as public company board experience; Mr. MacDonald has over 35 years of experience in investment management and asset manager evaluation earned during his career with a major charitable foundation and a private trust company, and also serves in a variety of not-for profit board and advisory capacities (including board investment committees); Mr. Goff is a seasoned entrepreneurial business leader and executive with expertise in the areas of Mutual Fund Administration, Board Governance, Accounting, M&A, Offshore Operations and General Management in the financial services industry and is a Certified Public Accountant (CPA); and Mr. Eikenberg is a seasoned financial services executive with experience overseeing sales and distribution for investment management businesses. The foregoing discussion and the Trustees and officers tables below are included in this SAI pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having special expertise or experience and shall not be deemed to impose any greater responsibility or liability on any Trustee by reason thereof. Additional information about Trustee Attributes is contained in the table below.

In the sections entitled, “Management—Interested Trustee” and “Management—Executive Officers” of the SAIs, the tables are hereby deleted in their entirety and replaced with the following:

INTERESTED TRUSTEE

Name, Age and Address (1)	Position, Term of Office(2) and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Director/Trustee Positions Held by Trustee During Past 5 Years
David Eikenberg (3)(4) (53)	Trustee since October 2022	President and Chief Executive Officer, RBC Funds (2022 to present); Head of Intermediary Sales at RBC Global Asset Management (U.S.) Inc., (March 2018 to present) Vice President, T. Rowe Price (2010 – 2018)	21	None

(1)

The mailing address for each Trustee, except David Eikenberg, is 50 South Sixth Street, Suite 2350, Minneapolis, Minnesota 55402. The mailing address for David Eikenberg is 225 Franklin Street, Boston Massachusetts 02110.

(2)

All Trustees must retire on or before December 31 of the year in which they reach the age of 75. The Board may temporarily waive this requirement when necessary to avoid depriving the Board of a Trustee with critical skills.

(3)	David Eikenberg has been determined to be an Interested Trustee by virtue of his position with the Advisor.

(4)	David Eikenberg was appointed as Interested Trustee effective, October 14, 2022.

Executive Officers

Name, Age and Address (1)	Position, Term of Office(2) and Length of Time Served With the Trust	Principal Occupation(s) During Past 5 Years
David Eikenberg (53)	President and Chief Executive Officer since October 2022	President and Chief Executive Officer, RBC Funds (2022 to present); Head of Intermediary Sales at RBC Global Asset Management (U.S.) Inc., (March 2018 to present); Vice President, T. Rowe Price (2010 to 2018)
Christina M. Weber (53)	Chief Compliance Officer since December 2012 and Secretary since October 2017	Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (June 2018 to present); Chief Compliance Officer, RBC Funds (2012 to present); Assistant Secretary, RBC Funds (2013 to 2017); Senior Compliance Officer, RBC Funds (March 2012 to December 2012)
Kathleen A. Hegna (54)	Chief Financial Officer and Principal Accounting Officer since May 2009 and Treasurer since March 2014	Associate Vice President and Director, Mutual Fund Services, RBC Global Asset Management (U.S.) Inc. (2009 to present)
Jodi DeFeyter (51)	Assistant Secretary since October 2022	Director of Regulatory Administration, RBC Global Asset Management (US) Inc. (2012 to present)
Tara Tilbury (48)	Assistant Secretary since October 2022	Managing Counsel, RBC Global Asset Management (U.S.) Inc. (2018 to Present), Vice President and Chief Counsel – Asset Management, Ameriprise Financial, Inc. (2015 to 2018)

(1)

The address of each officer, except David Eikenberg, is 50 South Sixth Street, Suite 2350, Minneapolis, Minnesota 55402. The address of David Eikenberg is 225 Franklin Street, Boston Massachusetts 02110.

(2)	Each officer serves in such capacity for an indefinite period of time until his or her removal, resignation or retirement.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE